                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                     Delphi Information Systems, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                  [DEPHI LOGO]



                               3501 Algonquin Road
                        Rolling Meadows, Illinois  60008


                                  July 28, 1995



Dear Stockholder:

          Delphi's annual meeting of stockholders will be held at 10:00 a.m. local time on Tuesday, August 29, 1995, at Delphi's principal executive office located at 3501 Algonquin Road in Rolling Meadows, Illinois.

          The notice of meeting, proxy statement and proxy card are included with this letter. The formal business of the meeting is described in the attached notice of meeting. After completion of that business, there will be an update on developments in Delphi's products and markets.

          It is important that your shares are represented and voted at the annual meeting, regardless of the size of your holdings. Regardless of whether you plan to attend, please complete and return the enclosed proxy to ensure that your shares will be represented at the annual meeting. If you attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                   Sincerely,


                                   /s/ M. Denis Connaghan
                                   -----------------------
                                   M. Denis Connaghan
                                   President and Chief Executive Officer

                                  [DELPHI LOGO]


                               3501 ALGONQUIN ROAD
                         ROLLING MEADOWS, ILLINOIS 60008

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 29, 1995

          The annual meeting of stockholders of Delphi Information Systems, Inc., a Delaware corporation (the "Company"), will be held at the principal executive office of Delphi Information Systems, Inc., located at 3501 Algonquin Road in Rolling Meadows, Illinois, at 10:00 a.m. local time, on Tuesday, August 29, 1995, for the following purposes:

     (1)  To elect five directors of the Company for the ensuing year.

     (2)  To approve the amendment of the Company's 1989 Stock Purchase Plan to
          (i) increase from 200,000 to 1,800,000 the number of shares of the Company's Common Stock available for issuance and sale thereunder and
          (ii) provide that the term of options granted thereunder on August 1, 1994, may be extended from one year to not more than 15 months at the discretion of the Board of Directors.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The close of business on July 10, 1995, has been fixed as the record date for determination of those stockholders entitled to vote at the meeting. Only holders of record of shares of the Company's Common Stock, Series C Preferred Stock or Series D Preferred Stock on that date will be entitled to vote.

          A list of the stockholders entitled to vote at the meeting may be examined at the Company's principal executive office, located at 3501 Algonquin Road in Rolling Meadows, Illinois, during the ten-day period preceding the meeting.

          REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THE PROXY IS REVOCABLE AT ANY TIME. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                                   By Order of the Board of Directors,

                                   /s/ John R. Sprieser
                                   ------------------------------------
                                   John R. Sprieser, Secretary

July 28, 1995

                        DELPHI INFORMATION SYSTEMS, INC.

                               3501 ALGONQUIN ROAD
                         ROLLING MEADOWS, ILLINOIS 60008


                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------


          This proxy statement (the "Proxy Statement") and the enclosed proxy card are being mailed on or about July 28, 1995, to stockholders of Delphi Information Systems, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting (the "Meeting") of stockholders to be held on August 29, 1995, and any adjournments thereof.

          The total cost of this solicitation will be borne by the Company. In addition to the mails, proxies may be solicited by officers and other employees of the Company, without extra remuneration, by personal interviews, telephone and telecopy. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of shares entitled to vote at the Meeting, and such persons will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith.

          If you execute and deliver a proxy pursuant to this proxy statement, you may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company an instrument revoking it or by delivering a duly executed proxy bearing a later date. In addition, if you are present at the Meeting, you may vote your shares in person. Proxies in the form enclosed, if duly signed and received in time for voting and not so revoked, will be voted at the Meeting in accordance with the directions specified therein. If no directions are specified, proxies will be voted in favor of each of the proposals and for the nominees for election as directors set forth herein and at the discretion of the proxyholders on all other matters that may properly come before the Meeting and any adjournment thereof.

          The Board of Directors, upon recommendation by the Audit Committee, has appointed Arthur Andersen & Co. as independent public accountants to examine the financial statements of the Company for the year ending March 31, 1996, and to perform other appropriate accounting services. One or more members of that firm are expected to be present at the Meeting to respond to appropriate questions and to make a statement if they so desire.

                      OUTSTANDING SHARES AND VOTING RIGHTS

          At the close of business on July 10, 1995, the record date for the Meeting, there were 8,318,453 shares of Common Stock outstanding, 36,268 shares of Series C Preferred outstanding and 16,356 shares of Series D Preferred outstanding. Each share of Common Stock is entitled to one vote, each share of Series C Preferred is entitled to 50 votes (representing a total of 1,813,400 votes for the Series C Preferred), and each share of Series D Preferred is entitled to 113 votes (representing a total of 1,849,855 votes for the Series D Preferred), on all matters of business to come before the Meeting. There is no right to cumulative voting as to any matter, including the election of directors. The Common Stock, the Series C Preferred and the Series D Preferred will vote together as a single class on all matters expected to come before the
Meeting.   Under Delaware law, abstentions are treated as present and entitled to vote and, therefore, have the effect of a vote against the matter. A broker nonvote on a matter is considered not entitled to vote on that matter and, therefore, is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

          The following table sets forth the ownership as of July 1, 1995, of Common Stock, Series C Preferred and Series D Preferred by each director of the Company, by each of the Named Officers (as defined under "EXECUTIVE COMPENSATION" below), by all current executive officers and directors of the Company as a group, and by all persons known to the Company to be beneficial owners of more than five percent of the Common Stock, the Series C Preferred or the Series D Preferred. The Common Stock, the Series C Preferred and the Series D Preferred are the Company's only outstanding classes of voting securities.
The information set forth in the table as to directors and officers is based upon information provided to the Company by such persons in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Delphi Information Systems,Inc., 3501 Algonquin Road, Suite 500, Rolling Meadows, Illinois 60008.


                                        Common stock        Series C Preferred            Series D Preferred
                         ---------------------------------------------------------------------------------------------

  Name and                                                                 Percent                            Percent        Percent
  Position of                                Percent of                      of                                 of          of Total
Beneficial Owner         Ownership(1)         Class(2)      Ownership(1)   Class(2)       Ownership(1)        Class(2)       Vote(2)
- ----------------         -----------          -------       ---------      -------        -----------         -------        ------

Coral Partners II,         500,000             6.0            14,603        40.3             13,054            79.8           22.6
a limited
partnership(3)

Richard M.                  42,500              *                370         *                1,878            11.5            2.3
Lucas Cancer
Foundation(4)

Bellco                       --                --             10,000        27.6               --                --            4.2
Partnership(5)

Sand Hill                    --                --              2,685         7.4               --                --            1.1
Financial
Company(6)

Schloss Bros.,               --                --              2,500         6.9               --                --            1.0
L.P.(7)

Phil and Brenda            714,280             8.6              --           --                --                --            6.0
Frandsen(8)

Yuval Almog(9)             524,998             6.3            14,603        40.3             13,054            79.8           22.8
Director




- -----------------------------------

     (1) Each holder has sole voting and investment power with respect to the shares listed unless otherwise indicated.

     (2)  Percentages less than one percent are indicated by an asterisk.

     (3) Coral Partners II owns a $1,000,000 principal amount promissory note convertible into 500,000 shares of Common Stock and also owns 13,054 shares of Series D Preferred convertible into 1,476,407 shares of Common Stock and 14,603 shares of Series C Preferred convertible into 730,150 shares of Common Stock. The address of Coral Partners II is 60 South Sixth Street, Suite 3510, Minneapolis, Minnesota 55402.

     (4) Richard M. Lucas Cancer Foundation owns an $85,000 principal amount promissory note convertible into 42,500 shares of Common Stock and also owns 1,878 shares of Series D Preferred convertible into 212,402 shares of Common Stock and 370 shares of Series C Preferred convertible into 18,500 shares of Common Stock. The address of the Richard M. Lucas Cancer Foundation is 3000 Sand Hill Road, Building 3, Suite 210, Menlo Park, CA 94025.

     (5) The address of Bellco Partnership is c/o Perry Bell Investments, Inc., 601 Lakeshore Parkway, Suite 350, Minnetonka, MN 55305.

     (6) The address of Sand Hill Financial Company is 3000 Sand Hill Road, Building 3, Suite 210 Menlo Park, CA 94025.

     (7) The address of Schloss Bros., L.P. is c/o Family Investment Management, 655 Deep Valley Drive, Suite 220, Rolling Hills Estates, CA 90274.

     (8) The address of Phil and Brenda Frandsen is 3814 East Mallory, Mesa, Arizona 85215.

     (9) Other than 15,001 shares subject to currently exercisable options beneficially owned by Mr. Almog, all shares of Common Stock, Series A Preferred and Series C Preferred are held by Coral Partners II. Mr. Almog is the managing general partner of Coral Partners II. Mr. Almog disclaims beneficial ownership of the shares held by Coral Partners II. The address of Mr. Almog is 60 South Sixth Street, Suite 3510, Minneapolis, Minnesota 55402.



Larry G.                    95,136             *              268           *                   --               --            *
Gerdes(10)
Director

Richard R.                 236,548              2.8             --            --               --                --            2.0
Janssen(11)
Director

Donald L.                  163,869              2.0           530            1.5               --                --           1.6
Lucas(12)
Director

M. Denis                    95,000              1.1             --            --               --                --            *
Connaghan
President and
Chief Executive
Officer, Director

David J. Torrence           13,500              *               --            --               --                --            *
Former President
and Chief
Executive Officer,
Former Director

Terance A.                  18,766              *               --            --               --                --            *
Kinninger
Former Senior
Vice President

Jerry W. Blalock            16,250              *               --            --               --                --            *
Former Presi-
dent--Agency
Business Systems

Gustavus J.                354,465              4.3             --            --               --                --           3.0
Esselsen
Executive Vice
President

Daniel F. Dunne              --                 *               --            --               --                --            *
Former Chief
Financial Officer,
Vice President,
Finance and
Administration

All directors and        1,473,766             17.7           15,771        43.5             14,392            91.3           33.0
executive officers
as a group (8
persons)



- -----------------------------------

     (10) Includes shares under options exercisable on July 1, 1995, and options that become exercisable within 60 days thereafter.

     (11) The address for Mr. Janssen is 29345 Castlehill Drive, Agoura Hills, CA 91301.

     (12) Includes a $75,000 principal amount promissory note convertible into 37,500 shares of Common Stock. 26,369 shares of Common Stock are beneficially owned by Mr. Lucas. Additionally, Mr. Lucas owns a 6,25% interest in Sand Hill Financial Company. The address of Mr. Lucas is 3000 Sand Hill Road, Building 3, Suite 210, Menlo Park, CA 94025.

                              ELECTION OF DIRECTORS

          Five members of the Board of Directors are proposed to be elected at the Meeting to serve until the next annual meeting and until their successors have been elected and qualified. Proxies received will be voted for the election of the nominees named below as directors, unless authority to do so is withheld. Each of the nominees is currently a director of the Company and has served continuously as such since the date indicated in his biography below. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting (which is not anticipated), proxies will be voted for the election of such person or persons as may be designated by the present Board of Directors. Directors will be elected at the Meeting by a plurality of the votes cast at the Meeting by the holders of shares represented in person or by proxy.

Set forth below is information as to each nominee for director, including age, as of July 1, 1995, principal occupation and employment during the past five years, directorships with other publicly-held companies, and period of service as a director of the Company.

          THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS.

          YUVAL ALMOG, 45, was elected as a director in September 1991 and was elected Chairman of the Board on November 30, 1993. Mr. Almog is President of Coral Group, Inc. and Managing General Partner of its venture capital partnerships. He joined the Coral Group in 1986 and became Managing Partner in 1991. Mr. Almog is Chairman of the Board of Directors of Tricord Systems, Inc., Racotek, Inc. and Computer Aided Service, Inc. and is also a director of Advanced Telecommunication Services, Systems & Networks and Teltech Resource Network. Mr. Almog earned a bachelor of arts degree in mathematics and bachelor of science degree in computer sciences and economics from the University of Alabama and a master of science degree in management from the Massachusetts Institute of Technology.

          M. DENIS CONNAGHAN, 45, joined the Company in July 1994 as Executive Vice President and Chief Operating Officer. In August 1994, Mr. Connaghan was elected President of the Company, and in November 1994, he was elected Chief Executive Officer. From February 1991 to June 1994, Mr. Connaghan was with IBAX Healthcare Systems, most recently as Vice President, Technology and Business Unit General Manager, IBAX was a joint venture between IBM and Baxter in the development and marketing of computerized solutions to health care providers. From May 1978 to February 1990, Mr. Connaghan held a number of managerial and executive positions with Pansophic Systems, Inc., a publicly-held computer software company.

          LARRY G. GERDES, 46, was elected a director of the Company in 1985. Mr. Gerdes has been Chief Executive Officer of Transcend Services, Inc., which provides consulting and management services to hospitals in the medical records area, since 1991. From 1977 to 1990, Mr. Gerdes served in various positions with HBO & Company, a turnkey supplier of information systems in the health care field, including Executive Vice President, Vice President of Finance and Chief Financial Officer and Controller. He is also a director of Transcend Services, Inc.

          RICHARD R. JANSSEN, 46, is a co-founder of the Company and served as its President and Chief Operating Officer from April 1986 to November 1988, as President and Chief Executive Officer from November 1988 to December 1991, and as Chairman of the Board from December 1991 to June 30, 1992. He has served as a director of the Company since its inception in 1976. He is President and Chief Executive Officer of InfoTouch Corporation.

          DONALD L. LUCAS, 65, has been a director of the Company since 1983. Mr. Lucas was Chairman of the Board from August 1989 through December 1991 and from June 30, 1992, until November 30, 1993. He has been a venture capitalist for more than 30 years. Mr. Lucas is also a director of Cadence Design Systems, Inc., ICOT Corporation, Kahler Realty Corporation, Macromedia, Inc., Oracle Corporation, Quantum Health Resources, Inc., Raycotek Inc., Transcend Services, Inc. and Tricord Systems, Inc.

BOARD OF DIRECTORS AND ITS COMMITTEES

          The Board of Directors has a standing Audit Committee. The function of the Audit Committee, which is composed exclusively of directors who are not employees of the Company, is to meet with the Company's independent auditors, review audit procedures, receive recommendations and reports from the auditors and review internal controls. The Audit Committee currently consists of Messrs. Gerdes (Chairman) and Lucas. The Audit Committee met one time during fiscal 1995.

          The Board of Directors has a standing Compensation Committee. The Compensation Committee, which is composed exclusively of directors who are not employees of the Company, is responsible for reviewing and recommending to the full Board of Directors compensation of officers and directors and administration of the Company's various employee benefit plans. The Compensation Committee currently consists of Messrs. Almog (Chairman) and Gerdes. The Compensation Committee met one time during fiscal 1995.

          The Board of Directors does not have a nominating committee or a committee performing similar functions.

          The Board of Directors held three meetings during fiscal 1995. No director attended fewer than 75 percent of the meetings of the Board of Directors and its committees on which he served.

COMPENSATION OF DIRECTORS

          Nonemployee directors participate in the Company's Nonqualified Stock Option Plan for Directors under which a nonqualified option to purchase 15,000 shares of Common Stock is granted to each director on the date he first becomes a nonemployee director and an additional option to purchase 5,000 shares is granted to such director on the first business day of each year thereafter for so long as he continues to serve as a nonemployee director. Nonemployee directors do not receive an annual retainer or any other fees for their service as directors.

                             EXECUTIVE COMPENSATION

          Set forth in the table below is information regarding the annual, long-term and all other compensation for the fiscal years ended March 31, 1993, 1994 and 1995, for the President and Chief Executive Officer, the former President and Chief Executive Officer who resigned during fiscal 1995, the other two executive officers who earned more than $100,000 in salary and bonus compensation during fiscal 1995 and were serving as executive officers of the Company at the end of fiscal 1995 (one of whom has since resigned), and two former executive officers who resigned during fiscal 1995 but earned more than $100,000 in salary and bonus compensation during fiscal 1995 (collectively, the "Named Officers").


                                                     SUMMARY COMPENSATION TABLE
                                                     --------------------------
                                            Annual Compensation                       Long-Term
                                            -------------------                     Compensation
                                                                                    ------------

      Name and            Fiscal                               Other Annual         Stock Options         All Other
  Present Position         Year       Salary       Bonus       Compensation           Awards(1)         Compensation
  ----------------        ------      ------       -----       ------------           --------          ------------
M. Denis Connaghan,        1995      $141,104       $--            $--             300,000 shares          $--
President and CEO(2)       1994        --            --             --                   --                 --
                           1993        --            --             --                   --                 --

David J. Torrence,         1995       186,779        --             --              50,000 shares(4)      54,172(5)
Former President and       1994       220,000      97,500         12,000            25,000 shares(4)        --
CEO                        1993       195,194      97,500         54,588(3)              --                 --

Gustavus J. Esselen,       1995       171,656        --             --                   --                 --
Executive Vice             1994       171,500      42,750           --                   --                 --
President                  1993       171,500      42,750           --                   --                 --

Terance A. Kinninger,      1995       130,406        --             --              67,000 shares(6)        --
Former Senior Vice         1994       130,000      30,000           --                   --                 --
President                  1993       130,000      30,000           --               5,000 shares(6)        --

Jerry W. Blalock,          1995       129,467        --             --              65,000 shares(8)      30,769(9)
Former President,          1994       145,000      50,000           --              25,000 shares(8)        --
Agency Business            1993       130,000      50,000         57,702(7)         40,000 shares(8)        --
Systems

Daniel F. Dunne,           1995       101,402                                      40,000 shares(11)     19,999(12)
Former Chief               1994       130,000        --             --             40,000 shares(11)        --
Financial Officer, Vice    1993        10,833        --             --                  --                  --
President, Finance and
Administration(10)

- ---------------------------


(1) Stock option awards do not include options granted under the Company's 1989 Stock Purchase Plan in which Messrs. Torrence, Kinninger, Blalock and Dunne participated.

(2) Mr. Connaghan joined the Company effective July 13, 1994.

(3)Includes reimbursement of relocation expenses totalling $47,714.

(4) In fiscal 1995, Mr. Torrence was granted an option to purchase 50,000 shares of Common Stock in exchange for the surrender and cancellation of options previously granted to him, including the option to purchase 25,000 shares of Common Stock that was granted to him in fiscal 1994. See "Report on Repricing of Options" below.

(5) Represents severance payments made to Mr. Torrence in connection with the termination of his employment with the Company.

(6) In fiscal 1995, Mr. Kinninger was granted an option to purchase 67,000 shares of Common Stock in exchange for the surrender and cancellation of options previously granted to him, including the option to purchase 5,000 shares of Common Stock that was granted to him in fiscal 1993. See "Report on Repricing of Options" below.

(7) Represents reimbursement of relocation expenses.


                                       -7-

(8) In fiscal 1995, Mr. Blalock was granted an option to purchase 65,000 shares of Common Stock in exchange for the surrender and cancellation of the options to purchase 40,000 shares of Common Stock and 25,000 shares of Common Stock that were granted to him in fiscal 1993 and fiscal 1994, respectively.

(9) Represents severance payments made to Mr. Blalock in connection with the termination of his employment with the Company.

(10)  Mr. Dunne joined the Company effective March 1, 1993.

(11) In fiscal 1995, Mr. Dunne was granted an option to purchase 40,000 shares of Common Stock in exchange for the surrender and cancellation of the option to purchase 40,000 shares of Common Stock that was granted to him in fiscal 1994. See "Report on Option Repricing" below.

(12) Represents severance payments made to Mr. Dunne in connection with the termination of his employment with the Company.

     OPTION GRANTS

               Set forth in the table below is information with respect to stock options granted to the Named Officers during the fiscal year ended March 31, 1995.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                   Individual Grants                        Potential Realizable Value at
- --------------------------------------------------------------------     Assumed Annual Rates of Stock Price
                                                                            Appreciation for Option Term
                                                                         -----------------------------------
                                     Percent of
                      Options        Total Options
                      Granted         Granted to
                    (Number of       Employees in    Exercise or  Expiration
   Name               Shares)         Fiscal Year    Base Price      Date           5%             10%
   ----               ------          -----------    ----------      ----           --             ---
M. Denis            300,000(1)            24%           1.00       10-05-04       $188,668       $478,123
Connaghan

David J.             50,000(2)             4%           1.00       07-01-97         31,444         79,687
Torrence

Gustavus J.            --                  --            --           --              --             --
Esselen

Terance A.           67,000(1)             5%           1.00       10-05-04         42,136        106,708
Kinninger

Jerry W.             65,000(1)             5%           1.00       10-05-04         40,878        103,593
Blalock

Daniel F.            40,000(1)             3%           1.00       10-05-04         25,156         63,750
Dunne


(1) Options became exercisable to the extent of 25 percent of the shares covered thereby on April 6, 1995 (six months from the date of grant), and become exercisable to the extent of an additional 25 percent of the shares covered thereby on April 6, 1996, April 6, 1997, and April 6, 1998.

(2) Option became exercisable to the extent of 25 percent of the shares covered thereby on June 1, 1995, and becomes exercisable to the extent of an additional 25 percent of the shares covered thereby on January 1, 1996, June 1, 1996, and January 1, 1997.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

          Set forth in the table below is information with respect to unexercised options to purchase Common Stock of the Company that were held by the Named Officers as of the end of fiscal 1995. None of the Named Officers exercised any stock options during fiscal 1995.


               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                                                                    Value of
                                                      Number of                    Unexercised
                                                 Unexercised Options          In-the-Money Options
                                                      at FY-End                     at FY-End
                                          ---------------------------------------------------------------
                 Shares
                Acquired
                   on            Value
   Name         Exercise       Realized      Exercisable   Unexercisable   Exercisable   Unexercisable
- ---------------------------------------------------------------------------------------------------------
 M. Denis          --             --              0           300,000          --           $56,400
 Connaghan

 David J.          --             --              0            50,000          --             9,400
 Torrence

 Gustavus J.       --             --             --                --          --                --
 Esselen

 Terance A.        --             --              0            67,000          --            12,596
 Kinninger

 Jerry W.          --             --              0            65,000          --            12,220
 Blalock

 Daniel F.         --             --              0            40,000          --             7,520
 Dunne

REPORT ON REPRICING OF OPTIONS

          On October 6, 1994, the Compensation Committee repriced options to purchase an aggregate of 50,000 shares of Common Stock previously granted to Mr. Torrence under the Company's 1983 Stock Incentive Plan (the "1983 Plan"), options to purchase an aggregate of 67,000 shares of Common Stock previously granted to Mr. Kinninger under the 1983 Plan, options to purchase an aggregate of 65,000 shares of Common Stock previously granted to Mr. Blalock under the 1983 Plan, and options to purchase an aggregate of 40,000 shares of Common Stock previously granted to Mr. Dunne under the 1983 Plan. The repricing was effected by granting new options under the 1983 Plan in exchange for the surrender and cancellation of the outstanding options. The exercise prices of the options that were surrendered and cancelled ranged from $5.50 to $6.875 per share, and the exercise price of the new options that were granted in exchange was $1.00 per share, which was the closing price of the Common Stock on the NASDAQ Market on October 6, 1994.

          Mr. Torrence's options were repriced pursuant to his Severance Compensation Agreement, which is more fully described under "Employment and Severance Agreements with Named Officers" below, as an inducement to him to continue to provide consulting services to the Company for a period of two years following his resignation from employment with the Company effective December 31, 1994. Messrs. Kinninger's, Blalock's and Dunne's options were repriced for purposes of providing them with continued incentive to remain in the Company's employ and improve its profitability and the performance of the price of the Common Stock. The Compensation Committee believes that stock options are a most desirable means of providing such incentive, because their value to the optionee is directly linked to increasing the value of the Common Stock to all holders thereof. The Compensation Committee further believes that with the market value of the Common Stock at $1.00 per share on October 6, 1994, the options previously held by Messrs. Torrence, Kinninger, Blalock and Dunne were so far out of the money that they no longer provided any such meaningful incentive.

                                        Respectfully submitted,

                                        Yuval Almog
                                        Larry G. Gerdes

          Set forth in the table below is information with respect to the repricing on October 6, 1994, of options held by Messrs. Torrence, Kinninger, Blalock and Dunne, which are the only stock options or stock appreciation rights that the Company has ever repriced.

                  REPRICING OF STOCK OPTIONS ON OCTOBER 6, 1994


                                    Number of                                                                       Length of
                                   Securities                                                                     Original Term
                                   Underlying        Market Price of    Exercise Price at                         Remaining at
                                     Options          Stock at Time          Time of                                 Date of
                                   Repriced or       of Repricing or      Repricing or        New Exercise        Repricing or
 Name               Date             Amended            Amendment           Amendment             Price             Amendment
- --------------------------------------------------------------------------------------------------------------------------------
 David J.         10-06-94            50,000             $1.00              $6.875               $1.00             86 months
 Torrence

 Terance A.       10-06-94            52,000              1.00                5.75                 1.00             72 months
 Kinninger        10-06-94            10,000              1.00                6.75                 1.00             83 months
                  10-06-94             5,000              1.00                6.75                 1.00             92 months

 Jerry W.         10-06-94            40,000              1.00                6.75                 1.00             92 months
 Blalock          10-06-94            25,000              1.00                5.50                 1.00            113 months

 Daniel F.        10-06-94            40,000              1.00                5.50                 1.00            103 months
 Dunne

EMPLOYMENT AND SEVERANCE AGREEMENTS WITH NAMED OFFICERS

          Mr. Connaghan is employed pursuant to a letter agreement dated
June 17, 1994, as amended by a letter agreement dated July 7, 1994, under which he is to receive an annual salary of not less than $200,000, with an annual bonus target equal to 45 percent of annual base salary. The bonus is to be earned upon Mr. Connaghan's achievement of all planned objectives agreed upon by him and the Board of Directors. Pursuant to the letter agreement, Mr. Connaghan was granted an option to purchase 300,000 shares of Common Stock at an exercise price of $1.00 per share, which was the closing price of the Common Stock on the NASDAQ Market on the date of grant, October 6, 1994. The option became exercisable to the extent of 25 percent of the shares covered thereby after six months from the date of grant and will become exercisable to the extent of an additional 25 percent of the shares covered thereby after 18 months from the date of grant, 30 months from the date of grant and 42 months from the date of grant. Pursuant to the letter agreement, Mr. Connaghan is to receive up to 12 months of salary continuance if his employment is terminated by the Company without cause prior to December 31, 1995.

          Mr. Torrence entered into an employment agreement at the time he joined the Company that provided for his employment as President and Chief Executive Officer until June 30, 1993, and continuing thereafter until Mr. Torrence's resignation or his termination by the Board of Directors. The agreement provided for base salary of $195,000 per year, a one-time bonus of $50,000, which was paid on March 31, 1992, and incentive compensation for the fiscal year ending March 31, 1993, based on the Company's performance in relation to its annual plan. Such incentive compensation was paid in the amount of $97,500. Incentive compensation for subsequent years was to be established by the Compensation Committee. Mr. Torrence's salary and benefits are to be continued for up to one year following the termination of his employment by the Company without cause, which includes resignation after reduction of duties.
Mr. Torrence resigned from his employment with the Company effective
December 31, 1994, following a reduction of his duties.

          Mr. Torrence entered into a Severance Compensation Agreement with the Company dated as of October 19, 1994, in connection with his resignation from employment with the Company effective December 31, 1994. Pursuant to his severance agreement, Mr. Torrence is to be paid $19,562 per month from January 1 through December 31, 1995, and remains eligible to participate in the Company's medical, life insurance and long-term disability insurance plans at the Company's expense until December 31, 1995. The agreement also provides that Mr. Torrence be granted an option to purchase 50,000 shares of Common Stock under the 1983 Plan, as described under "Report on Repricing of Options" above, which became exercisable to the extent of 25 percent of the shares covered thereby on June 1, 1995, and will become exercisable with respect to an additional 25 percent of the shares covered thereby on each of January 1, 1996, June 1, 1996, and January 1, 1997, and will remain exercisable until July 1, 1997. In consideration of the foregoing, Mr. Torrence agreed to provide consulting services to the Company for up to 20 hours per month from January 1, 1995, through December 31, 1996, and agreed not to compete during that period with the Company and its subsidiaries in any business in which the Company and its subsidiaries are currently engaged in any geographical area where the Company and its subsidiaries are actively competing in any such business.

          Mr. Esselen entered into an employment agreement with a subsidiary of the Company in conjunction with the Company's acquisition of McCracken Computer, Inc. in January 1991. This agreement provides that Mr. Esselen will serve in a senior executive capacity for a term ending July 31, 1993, subject to renewal. Mr. Esselen's annual salary is established at a minimum of $155,000 plus cost-of-living increases. Upon termination of his employment without cause (which includes resignation by reason of reduction of responsibilities, hindrance in performance of duties, or breach by the Company), Mr. Esselen would be entitled to continuation of his salary for a maximum of nine months.

          Mr. Kinninger was employed pursuant to an agreement under which he was to receive a starting base salary of $120,000 per year and incentive compensation based upon the Company's performance in relation to its annual plan. Such bonus was targeted at 25 percent of base salary and could increase to a maximum of 30 percent of base salary. Had the Company been acquired, Mr. Kinninger would have been guaranteed one year of employment with a similar position and level of compensation or one year of severance if no similar position was offered. Mr. Kinninger resigned from his employment with the Company effective June 1, 1995.

          The Company entered into an agreement with Mr. Janssen providing for continuation of his salary and certain benefits until December 31, 1993, following termination of his status as an executive officer of the Company. Mr. Janssen has agreed to provide consulting services and to refrain from engaging in competition with the Company for a specified period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The members of the Compensation Committee are Messrs. Almog and Gerdes. None of the executive officers of the Company serves on the board of directors of another company in any instance where an executive officer of the other company serves on the Board of Directors.

COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

          The Compensation Committee of the Board of Directors (the "Committee") is pleased to present its report on executive compensation. The Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Company and grants options to purchase the Company's Common Stock. This report documents the components of the Company's executive officer compensation programs and describes the bases upon which compensation is determined by the Committee with respect to the executive officers of the Company, including the executive officers that are named in the Summary Compensation Table in this proxy statement (the "Named Executives").

          This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          COMPENSATION PHILOSOPHY. The compensation philosophy of the Company is to endeavor to directly link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The Committee has adopted the following objectives as guidelines for compensation decisions:

          - Display a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

          - Be willing to compensate executive officers in recognition of superior individual performance, new responsibilities or new positions within the Company.

          - Take into account historical levels of executive compensation and the overall competitiveness of the market for high quality executive talent.

          - Implement a balance between short- and long-term compensation to complement the Company's annual and long-term business objectives and strategy and encourage executive performance in furtherance of the fulfillment of those objectives.

          - Provide variable compensation opportunities based on the performance of the Company, encourage stock ownership by executives and align executive remuneration with the interests of stockholders.

          COMPENSATION PROGRAM COMPONENTS. The Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

          BASE SALARY. The Company's base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with companies of similar size and complexity. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons and approved by the Committee as reasonable and necessary.

          ANNUAL INCENTIVES.   The Company also regularly awards cash bonuses to
     certain salaried employees (including the Named Executives) of the Company. Bonuses are based on various factors, including prior year profitability, management development and the procurement and assimilation of acquisitions. The Company did not award a bonus to any Named Executive for fiscal 1995.

          STOCK OPTION PROGRAM. The Committee strongly believes that by providing those persons who have substantial responsibility over the management and growth of the Company with an opportunity to increase their ownership of the Company's stock, the interests of stockholders and executives will be closely aligned. Therefore, the Company's key employees (including the Named Executives) are eligible to receive either incentive stock options or nonqualified stock options as the Committee may determine from time to time, giving them the right to purchase shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock at the date of grant. The number of stock options granted to executive officers is based on competitive practices.

          PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the President and CEO since he joined the Company in July 1994 has been chiefly determined under his employment contract described elsewhere in this proxy statement. His cash bonus is determined by the Committee.

          The factors that currently predominate in the evaluation of the President and CEO are his performance in relation to (a) strengthening the Company's management team, (b) upgrading the Company's products and broadening its product lines, and (c) installing the disciplines necessary to achieve consistent profitability.

          SUMMARY. After its review of all existing programs, the Committee continues to believe that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The Committee currently believes that the compensation of executive officers is properly tied to stock appreciation through the Company's 1983 Stock Incentive Plan. The Committee believes that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the Committee.

                                        Respectfully submitted,

                                        Yuval Almog
                                        Larry G. Gerdes

PERFORMANCE GRAPH

          Rules promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") require that the Company include in this proxy statement a line-graph presentation comparing cumulative stockholder returns for the last five fiscal years with the NASDAQ National Market System stock index and either a nationally recognized industry index or an index of peer group companies selected by the Company. The Company chose the NASDAQ Computer & Data Processing Index for purposes of this comparison. The following graph assumes the investment of $100 on March 31, 1990, and the reinvestment of dividends (rounded to the nearest dollar).

                                    [GRAPH]

         NASDAQ U.S.     NASDAQ COMPUTER AND DATA    "DELPHI INFORMATION SYSTEMS, INC.
         MARKET INDEX    PROCESSING SERVICES INDEX   COMMON STOCK"
3/31/90  100.00          100.00                      100.00
3/31/91  114.20          134.19                      119.15
3/31/92  145.58          198.21                      121.28
3/31/93  167.39          221.56                      123.40
3/31/94  180.71          227.02                       68.08
3/31/95  200.90          306.74                       20.21


                       CERTAIN INTERESTS AND TRANSACTIONS

          The Company issued convertible promissory notes in the aggregate principal amount of $1,375,000 as of March 15, 1994, and issued an additional $125,000 in the first quarter of fiscal 1995. These notes, which are due
March 15, 1998, and bear interest at the prime rate, are convertible at the option of the holder into shares of Common Stock at a per share conversion price of $2.00, subject to certain anti-dilution provisions, for a total of 750,000 shares of Common Stock. A total of $1,165,000 of the $1,375,000 promissory notes outstanding were issued to related parties, including $1,000,000 to Coral Group, of which Mr. Almog is the managing partner, $50,000 to Mr. Gerdes, and $115,000 to foundations and trusts associated with, and family members of, Mr. Lucas.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and more-than-ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

          Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during the period from April 1, 1994, through March 31, 1995, its officers, directors and more-than-ten-percent beneficial owners filed in a timely manner all reports required to be filed pursuant to Section 16(a), except that: Mr. Connaghan failed to file his initial Section 16(a) report on Form 3 in a timely manner; Mr. Gerdes failed to file a Form 5 report with respect to one transaction in a timely manner; Mr. Janssen failed to file a Form 5 report with respect to one transaction in a timely manner; Mr. Torrence failed to file a Form 4 report with respect to one transaction in a timely manner and failed to file a Form 5 report with respect to one transaction in a timely manner; and Mr. Dunne failed to file a Form 5 report with respect to two transactions in a timely manner.

                      AMENDMENT OF 1989 STOCK PURCHASE PLAN

          On June 8, 1989, the Board of Directors adopted, subject to stockholder approval, the Company's 1989 Stock Purchase Plan (the "1989 Plan") authorizing the granting of options to purchase up to 200,000 shares of Common Stock. The 1989 Plan was initially approved by the stockholders of the Company on August 18, 1989. The 1989 Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

          The 1989 Plan is intended to advance the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain employees who have the training, experience and ability to enhance the profitability of the Company and to reward employees of the Company and its subsidiaries upon whose judgment, effort and initiative the successful conduct and development of their business largely depend.

PROPOSED AMENDMENTS

          At the Meeting, the stockholders are being asked to approve amendments to the 1989 Plan that were adopted by the Board of Directors on July 14, 1995,
(i) increasing the number of shares of Common Stock authorized to be issued and sold thereunder from a total of 200,000 shares to a total of 1,800,000 shares and (ii) providing that the term of options granted thereunder on August 1, 1994, may be extended from one year to not more than 15 months, as determined by the Board of Directors in its sole discretion. The 1989 Plan, as so amended, is attached to this Proxy Statement as Exhibit A, and the following description of the 1989 Plan is qualified in its entirety by reference thereto.

          The Board of Directors has historically granted options under the 1989 Plan for a term of one year, which is the maximum term permitted under the 1989 Plan. At the beginning of the 1994-1995 plan year (August 1, 1994, to July 31,
1995), there were only 142,942 shares of Common Stock still available for issuance and sale under the 1989 Plan. Employees elected to be granted options to purchase an aggregate of 405,164 shares under the 1989 Plan for the 1994-1995 plan year. Consequently, there are not sufficient shares available under the Plan to permit employees to exercise their options for the maximum number of shares that each is eligible to purchase and has elected to purchase.

          The Board of Directors has amended the 1989 Plan to permit the term of options granted thereunder on August 1, 1994, to be extended from one year to not more than 15 months (I.E., the options would remain exercisable beyond July 31, 1995, until not later than October 31, 1995), at the discretion of the Board of Directors, so as to permit employees to exercise those options for the maximum number of shares that each is eligible to purchase and has elected to purchase, provided that the stockholders approve the proposed amendments to the 1989 Plan at the Meeting. In addition to providing sufficient shares to permit employees to exercise their options for the maximum number of shares that each is eligible to purchase and has elected to purchase for the 1994-1995 plan year, the Board of Directors believes that the proposed amendments would provide for sufficient shares under the 1989 Plan to permit the continued operation thereof for another three to five years.

DESCRIPTION AND TERMS OF PLAN

          All employees of the Company and its subsidiaries, except for certain part-time employees, are eligible to elect to be granted options under the 1989 Plan. The purchase price of optioned stock is the lesser of (i) 85 percent of the fair market value of the Common Stock on the date of grant or (ii) 85 percent of its fair market value on the date of exercise of the option. The market value of the Common Stock on June 30, 1995, was $2.25 per share, which was the closing price of the Common Stock on the NASDAQ Market on that date. Options granted under the 1989 Plan may have terms of any duration from three months to one year, except that the term of options granted thereunder on August 1, 1994, may be extended from one year to not more than 15 months, as determined by the Board of Directors in its sole discretion, and provided that all options granted to employees pursuant to any particular offering under the 1989 Plan must be for the same term. No options may be granted under the 1989 Plan more than 10 years after the date of adoption of the 1989 Plan by the Board of Directors, and no option granted under the 1989 Plan may be transferred by the optionee.

          Employees may elect to have up to 10 percent of their compensation withheld from payroll and applied to the purchase of Common Stock under the 1989 Plan. The maximum number of shares that an employee may elect to be granted an option to purchase is that number 85 percent of the fair market value of which on the date of grant is equal to 10 percent of his compensation. Certain additional limitations imposed by Section 423 of the Code also apply, including the limitation that the right of any optionee to purchase stock under all employee stock purchase plans of the Company and its subsidiaries may not accrue at a rate that exceeds $25,000 of fair market value (determined at the time of grant) for each calendar year in which the option is outstanding at any time. The maximum number of shares of Common Stock that could have been subject to options granted under the 1989 Plan to the Named Officers and certain groups during fiscal 1995 is as follows: Mr. Connaghan, 17,391 shares; Mr. Torrence, 19,130 shares; Mr. Esselen, 14,913 shares; Mr. Kinninger, 11,304 shares; Mr. Blalock, 12,609 shares; Mr. Dunne, 11,304 shares; all current executive officers as a group, 96,901 shares; all current directors who are not executive officers as a group, 0 shares; each nominee for election as a director other than Mr. Connaghan, 0 shares; each associate of a director, executive officer or nominee for election as a director, 0 shares.

          The 1989 Plan is to be administered by the Board of Directors, provided that the Board of Directors may delegate its authority to administer the 1989 Plan to a committee of not less than three directors. The Board of Directors has authority, among other things, to make adjustments in the option price and the number and kind of shares covered by options granted under the 1989 Plan, as may be equitably required as a result of stock splits or other changes affecting the Common Stock.

          The 1989 Plan may be amended from time to time by the Board of Directors, but without further approval by the stockholders no such amendment shall (i) increase the number of shares of Common Stock covered by the 1989 Plan (except for adjustments as provided above), (ii) permit the granting of options under the 1989 Plan to persons other than employees of the Company or any subsidiary, (iii) cause options issued under the 1989 Plan to fail to meet the requirements of Section 423 of the Code or (iv) cause Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) or cease to be applicable to the 1989 Plan.

PLAN BENEFITS

          Set forth in the table below are the maximum number of shares of Common Stock that each of the Named Officers (except Messrs. Torrence, Kinninger, Blalock and Dunne who are no longer employed by the Company), all current executive officers of the Company as a group, all current directors who are not executive officers of the Company as a group, and all current employees (including all current officers who are not executive officers) of the Company as a group, are eligible to acquire pursuant to options that they may elect to be granted under the 1989 Plan during fiscal 1996, assuming that the option price per share will be $1.9125 (which is 85 percent of $2.25, the closing price of the Common Stock on the NASDAQ Market on June 30, 1995).

                                        Maximum Number of Shares
  Name and Position or Group              That May Be Acquired
  --------------------------              --------------------

M. Denis Connaghan, President                     10,471
     and Chief Executive Officer

Gustavus J. Esselsen, Executive                    8,967
     Vice President

All Current Executive Officers                    30,896
     as a Group

All Current Directors Who Are                        0
     Not Executive Officers as
     a Group

All Current Employees (Including                  819,988
     All Current Officers Who Are
     Not Executive Officers) as a
     Group


FEDERAL INCOME TAX CONSEQUENCES

          The federal income tax consequences applicable to employees and the Company with respect to options granted under the 1989 Plan are, in general, determined under Sections 421 and 423 of the Code. An option granted under the 1989 Plan will not result in any taxable income to the optionee when it is granted or exercised. If the stock acquired upon exercise is held more than two years from the date of grant of the option and more than one year from the date of the transfer of the stock to the optionee pursuant to the exercise, the optionee will be taxed on the sale of such stock at long-term capital gains rates (currently taxed at the same rate as ordinary income up to an effective rate of 28% with a marginal rate of 33%), except to the extent that the optionee realizes ordinary income under Section 423(c) of the Code in an amount equal to the lesser of (i) the excess of the fair market value of the stock at the time of its disposition over the option price paid by the optionee or (ii) the excess of the fair market value of the stock at the time the option was granted over the option price, computed as if the option had been exercised at that time.

          If an employee should die owning stock acquired under the 1989 Plan, he will be deemed to have disposed of his shares on the date of his death and will realize ordinary income to the extent of the ordinary income component described in the preceding paragraph, but no capital gain will result until the time of a subsequent sale of the stock, when the amount of gain will typically be equal to the excess of the selling price over the fair market value of the stock on the date of his death or the alternative valuation date for federal estate tax purposes.

          If stock acquired under the 1989 Plan is sold, exchanged or otherwise disposed of before the end of the required holding periods described above, the optionee will usually realize ordinary income at the time of disposition equal to the excess of the amount received on disposition over the option price paid by the optionee.

          To the extent that an employee of the Company or any subsidiary realizes ordinary income in the circumstances described in the preceding paragraph, the Company or its subsidiary would be entitled to a corresponding deduction in the year in which the disposition occurs, provided, among other things, that such income meets the test of reasonableness and is an ordinary and necessary business expense. Otherwise, no deduction is allowable to the Company or any subsidiary with respect to options granted under the 1989 Plan.

RECOMMENDATION AND VOTE

          Approval of the amendments to the 1989 Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1989 STOCK PURCHASE PLAN.

                                 OTHER BUSINESS

          At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Meeting. If any other business should come before the Meeting, the proxies will be voted in the discretion of the proxy holders.

                              STOCKHOLDER PROPOSALS

          Any stockholder proposal intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its principal executive offices on or before March 31, 1996, to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                        By Order of the Board of Directors,

                                        /s/ John R. Sprieser

                                        John R. Sprieser,
                                        Secretary


July 28, 1995

                                                                       EXHIBIT A

                        DELPHI INFORMATION SYSTEMS, INC.
                            1989 STOCK PURCHASE PLAN
                      (AS AMENDED EFFECTIVE JULY 14, 1995)

Section 1.  PURPOSE

     This Employee Stock Purchase Plan (the "Plan") is intended to advance the interests of Delphi Information Systems, Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain employees who have training, experience and ability to enhance the profitability of the Company and to reward employees of the Company and its subsidiaries upon whose judgment, initiative and effort the successful conduct and development of their business largely depend. It is further intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

Section 2.  ADMINISTRATION

     The Plan shall be administered by the Board of Directors, which may from time to time delegate all or any part of its authority under the Plan to a committee of not less than three Directors appointed by the Board of Directors. The members of the committee shall be "disinterested persons" within the meaning of that term in Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect). To the extent of such delegation, references in the Plan to the Board of Directors shall also refer to the committee. The majority of the committee shall constitute a quorum, and the action of a majority of the members of the committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee.

     The interpretation and construction by the Board of Directors of any provision of the Plan or of any option granted under it shall be final. The Board of Directors may establish any policies or procedures which in the discretion of the Board are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. No member of the Board of Directors or any committee to which it may have delegated its authority under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

Section 3.  ELIGIBILITY

     All employees (as defined below) of the Company or of any subsidiary of the Company who are employed by the Company or by a subsidiary of the Company for 1 month or more on the date of any grant of options pursuant to the Plan shall be offered options under the Plan to purchase the Company's Common Stock, par value $0.10 per share ("Common Stock"), except that no employee shall be granted an option under the Plan if, immediately after the option was granted, such employee would own stock processing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of this paragraph, stock ownership of an individual shall be determined under the rules of Section 425(d) of the Code, and stock which the employee may purchase under outstanding options shall be treated as owned by the employee.

     For purposes of the Plan, the term "employee" shall not include an employee whose customary employment is less than 20 hours per week. For purposes of the Plan, the term "subsidiary" shall mean any corporation which the Company controls, through one or more intermediaries, by ownership or 50 percent or more of such corporation's outstanding voting securities.

Section 4.  STOCK

     The stock subject to the options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be purchased under the Plan shall not exceed 1,800,000 shares of Common Stock. In the event that the number of shares subject to options to be granted pursuant to any offering under the Plan exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the options to be granted.

Section 5.  TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Board of Directors shall from time to time approve, provided that all employees granted such options shall have the same rights and privileges (except as otherwise provided in subparagraphs (a) and (e) below), and provided further that such options shall comply with and be subject to the following terms and conditions;

     (a) NUMBER OF SHARES. Each option granted hereunder shall state the number of shares to which it pertains, which number shall be specified, prior to the date of granting of such option, by the employee to whom such option is offered, in accordance with uniform policies and procedures established by the Board of Directors; provided, however, that the number of shares to which any option may pertain shall not exceed a maximum number to be computed in accordance with the following formula:

     An eligible employee may elect to be granted an option to purchase up to the number of shares, 85 percent of the fair market value of which on the date of grant of the option is equal to 10 percent of the basic compensation (as hereinafter defined) earned by the employee. If the number of shares computed in accordance with the foregoing includes a fraction, such number shall be rounded down to the next whole number. For purposes of this paragraph, the term "basic compensation" is the yearly cash compensation of the employee (assuming equal payments over a 12-month period) excluding, without limitation, any bonuses or awards under the Company's management incentive program or its Cash Option Profit Sharing Plan, but including any quotas set in connection with any sales incentive compensation plan, to be determined as of the pay period immediately preceding a date 30 days prior to the date of grant of such option.

     Notwithstanding the above, the Board of Directors shall, in its discretion, have the authority to exclude, with respect to all employees, any other form of compensation from the definition of "basic compensation," provided such exclusion shall comply with Section 423(b)(5) of the Code. In addition, the Board of Directors shall, in determining the number of shares subject to an option, have the authority, prior to the date of grant of such option, to adjust the percentage to a percentage from 1 percent to 10 percent, both inclusive.

Further, the Board of Directors may, in its discretion, prior to any offering pursuant to the Plan, set a maximum aggregate number of shares (subject to Section 4 of the Plan) which may be purchased under options granted pursuant to the offering. In the event employees elect to purchase shares in excess of such maximum number, the number of shares purchased by employees under each such option shall be reduced on a pro rata basis.

     (b) OPTION PRICE. Each option shall state the option price, which shall be an amount equal to 85 percent of the fair market value of the shares of Common Stock on the date of the granting of the option or 85 percent of the fair market value of such stock on the exercise date (as defined in Section 5(d) of the Plan), whichever is less. During such time as the Common Stock is quoted as a National Market Issue on the National Association of Securities Dealers Automated Quotation System, the fair market value per share shall be the closing price of the Common Stock as quoted by NASDAQ on the last trading day before the day the option is granted. If the Common Stock is listed on a national securities exchange or exchanges, such fair market value shall be the highest closing price of the Common Stock on such securities exchange or exchanges on the day the option is granted or, if no sale of the Common Stock shall have been made on any securities exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Board of Directors shall have full authority and discretion in fixing the option price.

     (c) MEDIUM AND TIME OF PAYMENT. The option price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Board of Directors, not later than the exercise date (as defined in Section 5(d) of the Plan) of such option. The funds required for such payment shall be derived by regular withholding from an employee's compensation in approximately equal installments over the term of the option. Any funds withheld from an employee's compensation in excess of the actual option price shall be refunded to the employee. No interest shall accrue on the employee funds held by the Company. An employee shall have the right at any time to terminate the withholding from his compensation of amounts to be paid toward the option price, or to decrease the amount so withheld, by submitting a written request to the Company. An employee shall have the right to cancel his option in whole or in part and to obtain a refund of amounts withheld from his compensation by the Company by submitting a written request to the Company which must be received by the Company prior to the exercise date. Such amounts shall thereafter be paid to the employee within a reasonable period of time. No interest shall accrue on such amounts.

     (d) TERM OF OPTION. The date on which the Common Stock to which an option pertains is to be purchased by the optionee (the "exercise date") shall be the last day of the term of the option, except as otherwise provided in the Plan. The Board of Directors shall establish the term of each option granted hereunder, which shall not be more than 1 year or less than 3 months from the date of grant; PROVIDED, HOWEVER, (i) that options granted hereunder on August 1, 1994, may have a term of up to 15 months from the date of grant, as determined by the Board of Directors in its sole discretion, and (ii) that all options granted to employees pursuant to any offering hereunder must be for the same term. Except to the extent an option has been cancelled by the optionee prior to the exercise date, it shall be deemed automatically exercised on the exercise date to the extent of payments received from the optionee.

     (e) ACCRUAL LIMITATION. No option shall permit the rights of an optionee to purchase stock under all "employee stock purchase plans" (as defined in the Code) of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of this Section 5(e) -- (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year and (iii) a right to purchase stock which has accrued under an option granted pursuant to the Plan may not be carried over to any other option.

     (f) TERMINATION OF EMPLOYMENT. In the event that an optionee shall cease to be employed by the Company or any subsidiary of the Company for any reason (including death) before the exercise date, such optionee's right to have his option exercised shall be terminated. Any amounts withheld from the optionee's compensation for purposes of the Plan shall be refunded. No interest shall accrue on such amount.

     (g) TRANSFER OF OPTION.  No option shall be transferrable by an optionee.

     (h) ADJUSTMENTS. The Board of Directors may make or provide for such adjustments in the option price and in the number or kind of shares of the Common Stock or other securities covered by outstanding options as the Board of Directors in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, separation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase stock, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors may also make or provide for such adjustments in the number or kind of shares of the Common Stock or other securities which may be sold under the Plan as the Board of Directors in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in clause (i) of the preceding sentence.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (i) RIGHTS AS A STOCKHOLDER. An optionee shall have no rights as a stockholder with respect to any Common Stock covered by his option until the exercise date following payment in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such exercise, except as provided in Section 5(h) of the Plan.

     (j) NONDISTRIBUTION PURPOSE. Unless the Common Stock subject to options under the Plan is registered under the Securities Act of 1933, as amended (the "Securities Act"), each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be not with a view to resale or distribution or any participation therein. Resales of such stock without registration under the Securities Act may not be made unless, in the opinion of counsel for the Company, such resale is permissible under the Securities Act and any other applicable law, regulation or rule of any governmental agency.

     (k) OTHER PROVISIONS. The option agreements authorized under the Plan shall contain such other provisions as the Board of Directors of the Company shall deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan.

Section 6.  TERM OF PLAN

     Options shall be granted pursuant to the Plan within a period of 10 years from the date the Plan is adopted by the Board of Directors.

Section 7.  AMENDMENT OF THE PLAN

     The Plan may be amended from time to time by the Board of Directors of the Company, but without further approval of the stockholders, no such amendment shall increase the aggregate number of shares of Common Stock that may be issued and sold under the Plan (except that adjustments authorized by the last sentence of the first paragraph of Section 5(h) of the Plan shall not be limited by this provision) or change the designations in Section 3 of the class of employees eligible to receive options. Furthermore, the Plan may not, without further approval of the stockholders, be amended in any manner that would cause options issued under it to fail to meet the requirements applicable to "employee stock purchase plans" as defined in Section 423 of the Code or cause Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) to cease to be applicable to the Plan.

Section 8.  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan shall be used for general corporate purposes.

Section 9.  APPROVAL OF STOCKHOLDERS

     The Plan shall not take effect until approved by the holders of a majority of the votes cast by the holders of Common Stock at a meeting at which a quorum representing a majority of the outstanding Common Stock is present in person or by proxy, which approval must occur within the period of 12 months before and 12 months after the date the Plan is adopted by the Board of Directors.

                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS

                       DELPHI INFORMATION SYSTEMS, INC.
                              3501 ALGONQUIN ROAD
                        ROLLING MEADOWS, ILLINOIS 60008

   The undersigned hereby appoints M. Denis Connaghan and John Sprieser, and each of them, as proxies, with power of substitution and revocation, acting by a majority of those present and voting (or if only one is present and voting, then that one) to vote the stock of Delphi Information Systems, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 29, 1995, and at any adjournment or postponement thereof, with all the powers that the undersigned would possess if present, with respect to the following:


             (Continued and to be signed and dated on the reverse side.)

- -------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS.

1.  Election of Directors:

    Election of Yuval Almog, M. Denis Connaghan, Larry G. Gerdes, Richard R. Janssen and Donald L. Lucas as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

     FOR       WITHHOLD
               AUTHORITY
            to vote for all
               nominees

     / /         / /


/ / Withhold authority to vote for following nominee(s):

_______________________________________________________________________________

2. Approval of amendment of the Company's 1989 Stock Purchase Plan to increase the aggregate number of shares of Common Stock of the Company available for issuance and sale thereunder and extend the term of options granted thereunder on August 1, 1994.

         FOR      AGAINST      ABSTAIN
         / /        / /          / /

3. In their discretion upon such other matters as may properly come before the meeting.

                                          THIS PROXY, WHEN PROPERLY EXECUTED,
                                       WILL BE VOTED IN THE MANNER DIRECTED
                                       HEREIN BY THE UNDERSIGNED. IF NO
                                       DIRECTION IS MADE, THIS PROXY WILL BE
                                       VOTED FOR EACH ITEM.

                                       Please sign exactly as names appear on
                                       this Proxy. Joint owners should each
                                       sign. Trustees, executors, etc. should
                                       indicate the capacity in which they are
                                       signing.

                                       ______________________________________
                                       Signed

                                       ________________________________, 1995
                                       Dated


        PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT
                              WILL RECORD YOUR VOTES


- -------------------------------------------------------------------------------
                               FOLD AND DETACH HERE